EXHIBIT 99.3


                          TELCO SHAREHOLDERS AGREEMENT

                  AGREEMENT, dated June 5, 1997 (this "Agreement"), by and among EXCEL COMMUNICATIONS, INC., a Delaware corporation ("EXCEL"), and each of the other parties signatory hereto (each, a "Shareholder" and, collectively, the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, concurrently herewith, EXCEL, New RES, Inc., a Delaware corporation and a direct wholly-owned subsidiary of EXCEL ("Holdings"), E-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings, T-Sub, Inc., a Virginia corporation and a wholly-owned subsidiary of Holdings ("Merger Subsidiary"), and Telco Communications Group, Inc., a Virginia corporation (the "Company"), are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement;" capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement) pursuant to which, inter alia, Merger Subsidiary will be merged with and into the Company (the "Company Merger");

                  WHEREAS, each of the Shareholders Beneficially Owns (as defined herein) the number of shares, no par value per share, of common stock of the Company (the "Shares" or "Company Common Stock") set forth opposite such Shareholder's name on Schedule I hereto;

                  WHEREAS, as an inducement and a condition to entering into the Merger Agreement, EXCEL has required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. Provisions Concerning Company Common Stock. Subject to the provisions of Section 7, each Shareholder (other than Gold & Appel Transfer, S.A. ("Gold & Appel")) hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time and termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Shareholder shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by such Shareholder, whether heretofore owned or hereafter acquired, (i) in favor of approval of the Merger Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement (after giving effect to any materiality or similar qualifications contained therein); and (iii) except as otherwise agreed to in writing in advance by EXCEL or except as otherwise expressly permitted by the Merger Agreement, against the following actions (other than the Company Merger and the transactions contemplated by the Merger Agreement): (A) a merger, consolidation or other business combination involving the Company; (B) a sale, lease or transfer of any assets of the Company outside the ordinary course of business or of any assets which in the aggregate are material to the Company and its subsidiaries taken as a whole, or a reorganization, recapitalization, dissolution or liquidation of the Company; (C) (1) any change in a majority of the persons who constitute the board of directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company's Articles of Incorporation or By-Laws; or (3) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Company Merger and the transactions contemplated by this Agreement and the Merger Agreement. Such Shareholder shall not enter into any agreement or understanding with any Person (as defined below) the effect of which would be inconsistent or violative of the provisions and agreements contained in Section 1 or 2 hereof. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act. For purposes of this Agreement, "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  2. Other Covenants, Representations and Warranties. Each Shareholder hereby represents and warrants to EXCEL as follows:

                  (a) Ownership of Shares. Such Shareholder is the record owner and Beneficial Owner of the number of Shares set forth opposite such Shareholder's name on Schedule I hereto, free and clear of all liens, claims and encumbrances (except as otherwise disclosed in writing to EXCEL on or prior to the date hereof). On the date hereof, the Shares set forth opposite such Shareholder's name on Schedule I hereto constitute all of the Shares owned of record or Beneficially Owned by such Shareholder. Such Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Shareholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights.

                  (b) Power; Binding Agreement. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party including, without limitation, any voting agreement, shareholder agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy Exception. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby. If such Shareholder is married and such Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse, enforceable against such person in accordance with its terms, subject to the Bankruptcy Exception.

                  (c) No Conflicts. (A) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof will (1) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets may be bound, or (2) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Shareholder or any of such Shareholder's properties or assets.

                  (d) No Finder's Fees. Other than existing financial advisory and investment banking arrangements and agreements between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by or on behalf of the Company, such Shareholder or any of their respective affiliates.

                  (e) Other Potential Acquirors. From and after the date hereof, such Shareholder, without the prior written consent of EXCEL, will not, unless and until the Company is permitted to take such actions under Section 6.3 of the Merger Agreement, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal from any person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal. Consistent with the provisions of such Section 6.3, such Shareholder shall immediately cease and terminate any currently existing solicitation, initiation, encouragement, activity, discussion or negotiation with any persons conducted heretofore by such Shareholder with respect to the foregoing. Such Shareholder shall notify EXCEL orally and in writing of any such inquiries, offers or proposals (including, without limitation, the terms and conditions of any such proposal and the identity of the person making it), within 48 hours of the receipt thereof, shall keep EXCEL informed of the status and details of any such inquiry, offer or proposal, and shall give EXCEL two business days' advance notice of any agreement to be entered into with any person making such inquiry, offer or proposal.

                  (f) Restriction on Transfer, Proxies and Non-Interference. From and after the date hereof and continuing until the earlier of the termination of the Merger Agreement in accordance with its terms and the Effective Time: (i) such Shareholder shall not, directly or indirectly: (A) except as contemplated by the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (collectively, "Transfer"), any or all of such Shareholder's Shares or any interest therein; (B) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (C) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing such Shareholder's obligations under this Agreement.

                           (ii)  For a period of one year from the Effective
Time, such Shareholder will not, without the prior written consent of Holdings, directly or indirectly, Transfer any Common Stock of Holdings or any securities convertible into or exercisable for Common Stock of Holdings owned by such Shareholder or with respect to which such Shareholder has the power of disposition, other than pursuant to clause (i)(A) of Section 2(b) of the Registration Rights Agreement and except that, subject to Section 3 hereof, Stephen G. Canton and Nicholas A. Merrick shall be permitted, from and after March 19, 1998, to sell Common Stock of Holdings received upon the exercise of their Assumed Options from and after March 19, 1998.

                           (iii) Notwithstanding the provisions of paragraphs
(f)(i) and (f)(ii) above, a Transfer shall not include (A) with respect to any Shareholder that is an individual, a Transfer to (1) a sibling, ancestor or descendant, spouse of any of the foregoing, spouse of such Shareholder, or descendants of any of the foregoing or (2) any trust or family partnership for the primary benefit of such Shareholder or any Persons described in clause (1);
(B) with respect to any Shareholder that is a trust or family partnership, the beneficiaries or partners of the trust or another trust or family partnership established for the primary benefit of such beneficiaries or partners; (C) with respect to any Shareholder, the pledge by such Shareholder of up to 25% (100% in the case of Gold & Appel) of such securities to secure customary margin loans (provided, that the pledgee agrees in writing, for the benefit of EXCEL, to be bound by such Shareholder's obligations under Sections 1 and 2(f) hereof).

                  (g) Reliance by EXCEL. Such Shareholder understands and acknowledges that EXCEL is entering into, and causing Holdings to enter into, the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

                  3. Options. Each Shareholder listed on Schedule II hereto (each, an "Optionholder") is the record owner and Beneficial Owner of the number of vested and unvested options (collectively, the "Existing Options") to purchase Shares set forth on such Schedule II. Notwithstanding anything to the contrary contained in the Merger Agreement or any document pursuant to which the options were granted or which govern such options, each Optionholder agrees to sell to the Company (and the Company, by its execution of this Agreement, agrees to purchase), immediately prior to the Effective Time, (A) all such Existing Options held by Stephen G. Canton or Nicholas A. Merrick which are vested as of the date hereof (as set forth in Schedule II) and (B) in the case of Stephen G. Canton and Nicholas A. Merrick, 50% of all such Existing Options which are scheduled to vest in March 1998 (as set forth in Schedule II) for cash in an amount per share equal to the excess of (x) the sum of (i) $15.00 plus (ii) the product of the Telco Exchange Ratio multiplied by the closing price of a share of EXCEL Common Stock on the NYSE on the NYSE trading day immediately preceding the day on which the Effective Time occurs (unless the Effective Time occurs on a NYSE trading day following the close of trading on such day, in which case the closing price on the NYSE on the day on which the Effective Time occurs shall be used) over (y) the per Share exercise price. All remaining Existing Options held by Stephen G. Canton and Nicholas A. Merrick and all Existing Options held by Bryan K. Rachlin will be assumed by Holdings and converted into (or, in the case of Bryan K. Rachlin, continue to be) fully-vested options (and irrevocable in any and all circumstances) to purchase shares of Common Stock of Holdings on the terms set forth in Section 2.8 of the Merger Agreement (the "Assumed Options"); provided, however, that each of Stephen G. Canton and Nicholas A. Merrick agrees that, except as otherwise provided in Section 5(f) of each of such person's New Employment Agreement (as defined below), he will not exercise any of the Assumed Options prior to March 19, 1998 or more than 50% of the Assumed Options prior to March 19, 1999. The Assumed Options shall be deemed Holdings Options for purposes of Section 2.8(b) of the Merger Agreement and EXCEL agrees that the Holders of the Assumed Options shall be entitled to the benefits thereof as if the provisions of Section 2.8 were set forth herein.

                  4. Employment Agreements. Each of Henry G. Luken, Donald A. Burns, Stephen G. Canton, Nicholas A. Merrick and Bryan K. Rachlin agrees that
(a) at or prior to the Effective Time, each of them will enter into an employment agreement (each, a "New Employment Agreement") with the Company and a non-competition agreement with Holdings in the form annexed hereto and (b) pursuant to the New Employment Agreements, the existing employment agreement between each of them and the Company automatically will terminate.

                  5. Further Assurances. From time to time, at the other party's reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents (including, in the case of the applicable Shareholders, a tax certificate to the extent required under Section 8.3(d) of the Merger Agreement) and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  6. Stop Transfer; Restrictive Legend. (a) Each Shareholder agrees with, and covenants to, EXCEL that such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Shares, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the

Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

                           (b)      All certificates representing any of such
Shareholder's Shares shall contain the following legend:

                           "The securities represented by this certificate, including certain voting and transfer rights with respect thereto, are subject to the terms of a Shareholders Agreement, dated June 5, 1997, among Telco Communications Group, Inc., the Issuer and the parties listed on the signature pages thereto, a copy of which is on file in the principal office of the Issuer."

                  7. Termination. Except as otherwise provided herein (including, without limitation, Section 2(f)(ii) hereof), the covenants and agreements contained herein with respect to the Shares shall terminate upon the earlier of (a) termination of the Merger Agreement in accordance with its terms (including, without limitation, a termination pursuant to Section 9.1(h) thereof in connection with a determination by the Board of Directors of the Company that their fiduciary obligations under applicable law require that an Acquisition Proposal be accepted) and (b) the Effective Time.

                  8. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director and/or officer of the Company makes any agreement or understanding herein in his or her capacity as such director and/or officer. Each Shareholder signs solely in his or her capacity as the record and/or Beneficial Owner of such Shareholder's Shares. Nothing herein shall limit or be deemed to limit the ability of a director or officer of the Company, acting in such capacity, to act in accordance with such director's or officer's fiduciary duties.

                  9. Confidentiality. The Shareholders recognize that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Shareholder's counsel and advisors, if any) without the prior written consent of EXCEL, except for disclosures such Shareholder's counsel advises are necessary in order to fulfill such Shareholder's obligations imposed by law, in which event such Shareholder shall give notice of such disclosure to

EXCEL as promptly as practicable so as to enable EXCEL to seek a protective order from a court of competent jurisdiction with respect thereto.

                  10. Release. Each of the Shareholders, solely in such person's capacity as a shareholder of the Company, effective at the Effective Time, hereby releases and discharges the Company and its officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns (and the respective heirs, executors, administrators, representatives, successors and assigns of such officers, directors, shareholders, employees, agents, attorneys and representatives) from any and all claims, actions, causes of action, suits, debts, sums of money, controversies, agreements, promises, damages, judgments, claims and demands whatsoever, at law or in equity, which any of the Shareholders, as a result of such person's status as a shareholder of the Company, had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever relating, directly or indirectly, to the Company or the Surviving Corporation, as the case may be.

                  11. Authority Relative to this Agreement. Each of EXCEL and the Company (each, for purposes of this Section 11, a "party") severally represents and warrants as follows: Such party has the necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by such party and the consummation by such party of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such party. This Agreement has been duly executed and delivered by such party and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

                  12.  Miscellaneous.

                  (a) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Shareholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                  (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that EXCEL may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of EXCEL, but no such assignment shall relieve EXCEL of its obligations hereunder if such assignee does not perform such obligations.

                  (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Shareholders, except upon the execution and delivery of a written agreement executed by the relevant parties hereto; provided that
Schedule I hereto may be supplemented by EXCEL by adding the name and other relevant information concerning any Shareholder of the Company who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added shareholder shall be treated as a "Shareholder" for all purposes of this Agreement.

                  (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to any Shareholder:        At the addresses set forth
                              on Schedule I hereto

with a copy to:                     Swidler & Berlin, Chartered
                                    3000 K Street, N.W., Suite 300
                                    Washington, D.C. 20007
                                    Attention:  John J. Klusaritz, Esq.
                                    Telephone:  (202) 424-7500
                                    Facsimile:  (202) 424-7643

If to EXCEL
or Holdings:                        EXCEL Communications, Inc.
                                    8750 North Central Expressway
                                    Dallas, Texas  75231
                                    Telephone:  (214) 863-8000
                                    Facsimile:  (214) 863-8985
                                    Attention:  J. Christopher Dance, Esq.

with a copy to:                     Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Telephone:  (212) 310-8000
                                    Facsimile:  (212) 310-8007
                                    Attention:  Howard Chatzinoff, Esq. and
                                                Frederick S. Green, Esq.

If to the Company:                  Telco Communications Group, Inc.
                                    4219 Lafayette Center Drive
                                    Chantilly, Virginia 20151-1209
                                    Telephone:  (703) 631-5600
                                    Facsimile:  (703) 803-3430
                                    Attention:  Bryan K. Rachlin, Esq.

with a copy to:                     Swidler & Berlin, Chartered
                                    3000 K Street, N.W., Suite 300
                                    Washington, D.C. 20007
                                    Attention:  John J. Klusaritz, Esq.
                                    Telephone:  (202) 424-7500
                                    Facsimile:  (202) 424-7643

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) Several Obligations; No Third Party Beneficiaries. The covenants and agreements of the Shareholders in this Agreement are made severally, and not jointly. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                  (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  (l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.




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

                  (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, EXCEL and each Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

                                    EXCEL COMMUNICATIONS, INC.


                                    By: /s/ John J. McLaine
                                       -------------------------------
                                       Name:  John J. McLaine
                                       Title:  Executive Vice President


                                    /s/ Henry G. Luken
                                    ------------------------------
                                    Henry G. Luken


                                    /s/ Donald A. Burns
                                    ------------------------------
                                    Donald A. Burns


                                    /s/ Thomas J. Cirrito
                                    ------------------------------
                                    Thomas J. Cirrito


                                    /s/ Bryan K. Rachlin
                                    ------------------------------
                                    Bryan K. Rachlin


                                    /s/ Nicholas A. Merrick
                                    ------------------------------
                                    Nicholas A. Merrick


                                    /s/ Stephen G. Canton
                                    ------------------------------
                                    Stephen G. Canton

                                     GOLD & APPEL TRANSFER, S.A.


                                     By:  /s/ Walt Anderson
                                          ------------------------
                                          Name:  Walt Anderson
                                          Title: Power of Attorney In Fact

AGREED TO AND ACKNOWLEDGED
(with respect to Sections 3, 4, 6, 11 and 12(e)):



TELCO COMMUNICATIONS GROUP, INC.



BY: /s/ Donald A. Burns
    -------------------------------------------
   Name:  Donald A. Burns
   Title: President and Chief Executive Officer

NYFS05...:\41\44241\0003\84\AGR5287N.06F

                                  Schedule I to
                             Shareholders Agreement




Name and Address                                             Number of Shares
   of Shareholder                                           Beneficially Owned

Donald R. Burns                                                7,406,109
Henry G. Luken                                                 5,517,831
Thomas J. Cirrito                                              4,717,868
Bryan K. Rachlin                                                 996,699
Gold & Appel Transfer, S.A.                                    6,232,403

                                 Schedule II to
                             Shareholders Agreement





Name of Optionholder               Number of Shares Subject to Options

                             Vested        Unvested        Vesting Date   Total
        Stephen G. Canton    354,167                         3/19/97
                                           354,166           3/19/98
                                           354,166           3/19/99

        Bryan K. Rachlin      76,532          0



        Nicholas A. Merrick   *128,387                       3/19/97
                                            141,667          3/19/98
                                            141,667          3/19/99
                                             16,667          4/30/98
                                             16,667          4/30/99
                                             16,667          4/30/00


*  13,280 of original vested total already exercised and held as shares